MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME      TWO WORLD TRADE CENTER,
TRUST                                             NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998

DEAR SHAREHOLDER:

The twelve-month period ended October 31, 1998, was a historic year for the global bond markets. During the first half of this period, Asian economic problems portended slower world economic growth and created a global preference for U.S.-dollar-denominated assets. This preference permitted yields to decline and bond prices to rise in most high-grade bond markets and caused continued strengthening of the U.S. dollar. After a market consolidation through the spring, during which market participants increasingly came to doubt whether the Asian crisis would have any lasting effect, the crisis spread. Fears grew of an implosion in the Japanese economy, a virtual collapse potentially in the Russian economy, contagion effects in most developing economies, and a consensus that even the United States and western Europe's economies would suffer a major slowdown. As a result, equity prices in most of the world's markets fell.

GLOBAL BOND MARKET OVERVIEW

During the period under review, U.S. and German government bond markets were exceptionally strong. These markets peaked when hedge funds, which had hedged their exposures to lesser credits by selling short against the U.S. and German markets, were forced out of their positions. This movement caused an explosion in yield spreads of other fixed-income securities relative to U.S. and German government bonds, accompanied by well-publicized problems among some hedge funds. Consequently, these two markets soared while other high-quality markets lagged and lesser-quality markets fell and, in some cases, plunged. During this period the U.S. dollar fell, because it was perceived to be exposed to the risks affecting its Latin American and Canadian trading partners, and it was thought that the Federal Reserve Board would be forced to cut short-term rates aggressively.

The yields on 10-year U.S. Treasury notes fell to 4.61 percent by October 31, 1998, from 5.83 percent a year earlier. At the height of the flight to quality in early October the yield fell to a record-low of 4.16 percent. Similarly, yields on 10-year German government bonds fell

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

from 5.58 percent to 4.14 percent. In Japan, bond yields fell below 1 percent, while cash yields fell close to zero.

CURRENCY MARKET OVERVIEW

The transition from a flight into U.S.-dollar-denominated assets to an international shift away from them appears to have marked the end of a three-year rise in the value of the dollar relative to other major currencies. Against the deutsche mark, for example, the dollar rose from 1.73 at the end of October 1997 to around 1.89 before dropping to below 1.60 in October 1998. While all of the major currency exchange rates exhibited roughly similar performance patterns, there were some crucial differences in the underlying forces affecting these exchange rates. In the case of the deutsche mark and other major European currencies, exchange rates appeared to be driven by classical forces such as interest-rate differentials and the relative strength of the U.S. and European economies. For the Japanese yen, a growing flight of capital from Japan gave way to repatriation of it as Japanese investors became skeptical of the international financial outlook. Other major currencies (Australian, New Zealand and Canadian dollars and the Scandinavian currencies) were more affected by international commodity prices, since their economies tend to be resource based.

PERFORMANCE

For the twelve-month period ended October 31, 1998, Morgan Stanley Dean Witter World Wide Income Trust's Class B shares posted a total return of 8.61 percent. During this period, the Fund outperformed its peer group, which returned 4.46 percent, as measured by the Lipper Global Income Funds Index (Lipper index). During the same period, the unmanaged Lehman Brothers Global Intermediate Bond Index (Lehman index) returned 11.62 percent. For the same period, the Fund's Class A, C and D shares had total returns of 9.16 percent, 8.62 percent and 9.41 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The accompanying chart compares the performance of the Fund's Class B shares with that of the Lipper and Lehman indexes.

PORTFOLIO STRATEGY

The evolving international situation required several strategic adjustments in the Fund's portfolio as the fiscal year progressed. Early in the year, the Fund's investments were largely focused on U.S. fixed-income securities. Then, as concerns about the Asian crisis waned, it became appropriate to shift attention to the European markets, the United Kingdom, Italy, Spain and Denmark, and New Zealand, which had high yields. As it appeared that the Asian crisis was spreading, the Fund's assets were concentrated in the U.S. and German government markets for safety and price appreciation. Finally, toward the end of the fiscal year it became apparent that we could expect at least a temporary respite in the international situation, at which point investments were shifted to high-

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

grade sectors that had lagged during the surge in the U.S. and German bond markets. These sectors included U.S. mortgage-backed securities with yields approximately 2 percent above that of comparable U.S. government securities, Danish mortgages with yields approximately 2.5 percent above those of German government securities, New Zealand dollar-denominated securities issued by the U.S. government agency FNMA with yields ranging up to 8 percent, AA-rated banks with yields up to 160 basis points more than comparable United Kingdom bonds and Greek government bonds with yields above 9 percent. As the fiscal year came to a close, each of these spreads had contracted somewhat relative to their government benchmarks.

The Fund also shifted from its policy of hedging most of its currency exposures during the early part of the fiscal year (in order to protect it from declines in the values of these currencies relative to the U.S. dollar) to one of unhedging most of its European investments. We believe this strategy will enable the Fund to better capture currency gains if the U.S. dollar declines.

LOOKING AHEAD

In the months ahead we expect a period of greater normalcy (e.g., consolidating interest and exchange rates), allowing the spreads in high-grade securities to narrow relative to comparable U.S. and German government securities. This movement would result in these securities providing the Fund with an attractive level of income and modest capital appreciation. We also expect this period to be followed by a renewed decline in global bond yields and value of the U.S. dollar as the domestic economy slows and unresolved emerging market problems result in an additional disinflationary impulse affecting the global economy. During this period of consolidation, we anticipate investing in high-grade securities that are currently at historically high yield levels relative to benchmark government securities, although we will remain ready to adjust our strategy if market conditions change.

We appreciate your ongoing support of Morgan Stanley Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME
TRUST
FUND PERFORMANCE OCTOBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000 -- CLASS B
       ($ in Thousands)

                                      FUND     LEHMAN(4)   LIPPER(5)
March-1989                         $10,000       $10,000     $10,000
October-1989                       $10,040       $10,504     $10,441
October-1990                       $11,969       $12,032     $11,882
October-1991                       $11,759       $13,172     $13,131
October-1992                       $12,598       $14,846     $14,091
October-1993                       $13,822       $16,188     $16,026
October-1994                       $13,271       $16,974     $15,378
October-1995                       $14,923       $19,429     $17,132
October-1996                       $16,802       $20,742     $19,147
October-1997                       $17,987       $21,031     $20,203
October-1998                    $19,535(3)       $23,474     $21,109

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                     AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------
                CLASS B SHARES*                                       CLASS A SHARES**
-----------------------------------------------      --------------------------------------------------
PERIOD ENDED 10/31/98                                PERIOD ENDED 10/31/98
-------------------------                            -------------------------
1 Year                       8.61%(1)     3.61%(2)   1 Year                       9.16%(1)        4.53%(2)
5 Years                      7.16%(1)     6.87%(2)   Since Inception (7/28/97)    9.14%(1)        5.44%(2)
Since Inception (3/30/89)    7.23%(1)     7.23%(2)

                   CLASS C SHARES+                                           CLASS D SHARES++
-----------------------------------------------------       --------------------------------------------------
PERIOD ENDED 10/31/98                                       PERIOD ENDED 10/31/98
-------------------------                                   -------------------------
1 Year                       8.62%(1)        7.62%(2)       1 Year                      9.41%(1)
Since Inception (7/28/97)    8.58%(1)        8.58%(2)       Since Inception (7/28/97)   9.48%(1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1998.
 (4) The Lehman Brothers Global Intermediate Bond Index, includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Global Income Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper Global Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in the Index.
 * The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
** The maximum front-end sales charge for Class A is 4.25%.
 + The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 ++ Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (99.7%)
              DENMARK (4.5%)
              GOVERNMENT OBLIGATION
DKK   25,000  Realkredit Denmark+..........................................................   6.00%   10/01/29  $ 3,809,569
                                                                                                                -----------

              GREECE (5.4%)
              GOVERNMENT OBLIGATION
GRD 1,250,000 Greece Government Bond+......................................................   8.70    04/08/05    4,501,779
                                                                                                                -----------

              ITALY (5.0%)
              GOVERNMENT OBLIGATION
ITL 6,250,000 Italy Treasury Bond+.........................................................  10.50    07/15/00    4,242,355
                                                                                                                -----------

              NEW ZEALAND (2.3%)
              EXTRA GOVERNMENTAL INSTITUTIONS--BANKS
NZD    3,500  International Bank for Reconstruction & Development+.........................   7.00    09/18/00    1,888,593
                                                                                                                -----------

              NORWAY (2.6%)
              GOVERNMENT OBLIGATION
NOK   14,000  Norway Government Bond.......................................................   9.50    10/31/02    2,183,841
                                                                                                                -----------

              SPAIN (6.1%)
              GOVERNMENT OBLIGATION
ESP  650,000  Spain Treasury Bond+.........................................................  12.25    03/25/00    5,154,170
                                                                                                                -----------

              UNITED KINGDOM (11.0%)
              MAJOR BANKS (3.2%)
GBP    1,500  Union Bank of Switzerland+...................................................   8.00    01/08/07    2,726,399
                                                                                                                -----------
              SMALLER BANKS (7.8%)
       1,000  Alliance & Leicester PLC+....................................................   8.75    12/07/06    1,900,948
       1,000  Halifax PLC+.................................................................   9.375   05/15/21    2,214,636
       1,250  Lloyds TSB Group PLC+........................................................   8.50    03/29/06    2,403,826
                                                                                                                -----------
                                                                                                                  6,519,410
                                                                                                                -----------

              TOTAL UNITED KINGDOM............................................................................    9,245,809
                                                                                                                -----------

              UNITED STATES (62.8%)
              MAJOR BANKS (2.1%)
GBP    1,000  Morgan Guaranty Trust Co.+...................................................   7.75    12/30/03    1,769,539
                                                                                                                -----------
              GOVERNMENT AGENCIES & OBLIGATIONS (60.7%)
NZD    7,700  Federal National Mortgage Assoc.+............................................   7.00    09/26/00    4,152,831
       9,600  Federal National Mortgage Assoc.+............................................   7.25    06/20/02    5,285,441
$      3,064  Federal National Mortgage Assoc..............................................   6.00    10/01/28    3,026,085
       1,986  Federal National Mortgage Assoc..............................................   6.00    10/01/28    1,960,786
      10,000  Federal National Mortgage Assoc..............................................   5.50       **       9,628,125
       8,750  U.S. Treasury Bond*..........................................................  13.125   05/15/01   10,582,250
       5,000  U.S. Treasury Bond+..........................................................   7.25    05/15/16    6,075,550

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
$     10,000  U.S. Treasury Bond Strip.....................................................   0.00%   11/15/09  $ 5,674,200
       4,500  U.S. Treasury Note+..........................................................   9.125   05/15/99    4,608,584
                                                                                                                -----------
                                                                                                                 50,993,852
                                                                                                                -----------

              TOTAL UNITED STATES.............................................................................   52,763,391
                                                                                                                -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (IDENTIFIED COST $85,102,654)...................................................................   83,789,507
                                                                                                                -----------

              SHORT-TERM INVESTMENTS (10.8%)
              UNITED STATES
              TIME DEPOSIT (a) (5.4%)
              MAJOR BANKS
GRD 1,269,408 Bankers Trust (IDENTIFIED COST $4,285,528)...................................  11.20    11/05/98    4,517,465
                                                                                                                -----------

              GOVERNMENT AGENCY (b) (5.4%)
$      4,600  Federal Home Loan Mortgage Corp. (AMORTIZED COST $4,599,308).................   5.42    11/02/98    4,599,308
                                                                                                                -----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $8,884,836)....................................................................    9,116,773
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $93,987,490) (c)..........................................................  110.5 %   92,906,280

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................  (10.5)    (8,828,097)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 84,078,183
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $76,500.
** Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,638,802 and the aggregate gross unrealized depreciation is $2,720,012, resulting in net unrealized depreciation of $1,081,210.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

FUTURES CONTRACTS OPEN AT OCTOBER 31, 1998:

                                      UNDERLYING
                  DESCRIPTION,           FACE
 NUMBER OF      DELIVERY MONTH,       AMOUNT AT        UNREALIZED
 CONTRACTS          AND YEAR            VALUE             LOSS
-------------------------------------------------------------------
              U.S. Treasury Note
         90     December/1998.....  $ 10,317,656     $    (57,656)
                                    --------------   --------------
                                    --------------   --------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                       UNREALIZED
     CONTRACTS               IN           DELIVERY    APPRECIATION
    TO DELIVER          EXCHANGE FOR        DATE     (DEPRECIATION)
-------------------------------------------------------------------
   GBP    1,900,000     $      3,160,840  11/09/98   $    (19,887)
   GBP    1,690,000     $      2,878,915  11/16/98         50,846
   NZD    4,300,000     $      2,115,600  11/30/98       (160,877)
   NZD    9,320,000     $      4,960,850  12/02/98         26,469
   GBP    1,900,000     $      3,176,800  12/07/98            735
   NOK   15,870,000     $      2,140,256  12/07/98        (25,804)
     GBP  1,095,000     $      1,830,665  12/08/98            328
   NZD    3,700,000     $      1,948,013  12/09/98        (11,260)
   NZD    3,700,000     $      1,948,050  12/09/98        (11,223)
    $     4,252,597      CHF   5,650,000  12/15/98        (53,081)
  $       2,510,202      ATS  28,725,000  12/21/98        (34,351)
  $       2,083,637      BEF  70,812,000  12/21/98        (11,980)
  $       3,167,681      BEF 106,302,000  12/21/98        (57,738)
  $       4,017,346      NLG   7,365,000  12/21/98        (58,279)
                                                     --------------
      Net unrealized depreciation..................  $   (366,102)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

ATS        Austrian Schilling.
BEF        Belgian Franc.
GBP        British Pound.
DKK        Danish Krone.
NLG        Dutch Guilder.
GRD        Greek Drachma.
ITL        Italian Lira.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
ESP        Spanish Peseta.
CHF        Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $93,987,490)................................................................  $92,906,280
Unrealized appreciation on open forward foreign currency contracts.............................       78,378
Cash...........................................................................................       25,127
Receivable for:
    Interest...................................................................................    2,378,220
    Compensated forward foreign currency contracts.............................................       57,855
    Capital stock sold.........................................................................       38,038
Prepaid expenses and other assets..............................................................       47,874
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   95,531,772
                                                                                                 -----------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts.............................      444,480
Payable for:
    Investments purchased......................................................................    9,810,556
    Compensated forward foreign currency contracts.............................................      825,767
    Capital stock repurchased..................................................................       63,346
    Variation margin...........................................................................       61,875
    Plan of distribution fee...................................................................       60,387
    Investment management fee..................................................................       54,454
Accrued expenses and other payables............................................................      132,724
                                                                                                 -----------
     TOTAL LIABILITIES.........................................................................   11,453,589
                                                                                                 -----------
     NET ASSETS................................................................................  $84,078,183
                                                                                                 -----------
                                                                                                 -----------
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $88,543,404
Net unrealized depreciation....................................................................   (1,476,283)
Accumulated undistributed net investment income................................................      982,035
Accumulated net realized loss..................................................................   (3,970,973)
                                                                                                 -----------
     NET ASSETS................................................................................  $84,078,183
                                                                                                 -----------
                                                                                                 -----------
CLASS A SHARES:
Net Assets.....................................................................................  $ 1,227,088
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      134,755
     NET ASSET VALUE PER SHARE.................................................................        $9.11
                                                                                                 -----------
                                                                                                 -----------
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).........................................        $9.51
                                                                                                 -----------
                                                                                                 -----------
CLASS B SHARES:
Net Assets.....................................................................................  $81,610,993
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................    8,949,878
     NET ASSET VALUE PER SHARE.................................................................        $9.12
                                                                                                 -----------
                                                                                                 -----------
CLASS C SHARES:
Net Assets.....................................................................................     $234,143
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................       25,697
     NET ASSET VALUE PER SHARE.................................................................        $9.11
                                                                                                 -----------
                                                                                                 -----------
CLASS D SHARES:
Net Assets.....................................................................................   $1,005,959
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      110,347
     NET ASSET VALUE PER SHARE.................................................................        $9.12
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $7,095,976
                                                                                                  ----------

EXPENSES
Plan of distribution fee (Class A shares).......................................................       2,781
Plan of distribution fee (Class B shares).......................................................     730,749
Plan of distribution fee (Class C shares).......................................................       1,316
Investment management fee.......................................................................     658,757
Transfer agent fees and expenses................................................................     135,049
Registration fees...............................................................................      89,418
Professional fees...............................................................................      74,129
Shareholder reports and notices.................................................................      56,479
Custodian fees..................................................................................      28,322
Directors' fees and expenses....................................................................      16,843
Other...........................................................................................      12,530
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................   1,806,373
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   5,289,603
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments.................................................................................   1,368,087
    Futures contracts...........................................................................   1,389,964
    Foreign exchange transactions...............................................................    (842,488)
                                                                                                  ----------

     NET GAIN...................................................................................   1,915,563
                                                                                                  ----------
Net change in unrealized appreciation/depreciation on:
    Investments.................................................................................     143,713
    Futures contracts...........................................................................     (57,656)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies.....................................................................    (265,980)
                                                                                                  ----------

     NET DEPRECIATION...........................................................................    (179,923)
                                                                                                  ----------

     NET GAIN...................................................................................   1,735,640
                                                                                                  ----------

NET INCREASE....................................................................................  $7,025,243
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR      FOR THE YEAR
                                                                              ENDED              ENDED
                                                                         OCTOBER 31, 1998  OCTOBER 31, 1997*
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................................  $     5,289,603   $      6,295,763
Net realized gain......................................................        1,915,563          2,422,462
Net change in unrealized depreciation..................................         (179,923 )       (1,657,235 )
                                                                         ----------------  -----------------

     NET INCREASE......................................................        7,025,243          7,060,990
                                                                         ----------------  -----------------

DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME:
Class A shares.........................................................         (103,498 )           (6,031 )
Class B shares.........................................................       (6,294,099 )      (10,673,831 )
Class C shares.........................................................          (10,651 )           (1,171 )
Class D shares.........................................................          (33,682 )             (283 )
                                                                         ----------------  -----------------

     TOTAL DIVIDENDS...................................................       (6,441,930 )      (10,681,316 )
                                                                         ----------------  -----------------

Net decrease from capital stock transactions...........................      (11,893,088 )      (15,013,234 )
                                                                         ----------------  -----------------

     NET DECREASE......................................................      (11,309,775 )      (18,633,560 )

NET ASSETS:
Beginning of period....................................................       95,387,958        114,021,518
                                                                         ----------------  -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $982,035 AND
    $450,900, RESPECTIVELY)............................................  $    84,078,183   $     95,387,958
                                                                         ----------------  -----------------
                                                                         ----------------  -----------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), formerly Dean Witter World Wide Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,425,068, at October 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $44,911 and received $232 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $243,684,179 and $241,712,753, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $115,360,708 and $135,298,741, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,848. At October 31, 1998, the Fund had an accrued pension liability of $48,382 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998             OCTOBER 31, 1997*
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................      362,853   $    3,265,836        80,739   $    714,181
Reinvestment of dividends........................................        5,632           49,638           237          2,107
Redeemed.........................................................     (309,381)      (2,779,713)       (5,325)       (47,905)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       59,104          535,761        75,651        668,383
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................    3,566,324       31,772,971     3,523,435     31,673,600
Reinvestment of dividends........................................      429,255        3,787,888       689,236      6,224,070
Redeemed.........................................................   (5,520,553)     (49,041,324)   (5,959,324)   (53,726,739)
                                                                   -----------   --------------   -----------   ------------
Net decrease - Class B...........................................   (1,524,974)     (13,480,465)   (1,746,653)   (15,829,069)
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................       12,490          110,678        12,172        107,627
Reinvestment of dividends........................................        1,027            9,061           130          1,156
Redeemed.........................................................         (122)          (1,111)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       13,395          118,628        12,302        108,783
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES
Sold.............................................................      109,596          964,530         4,286         38,458
Reinvestment of dividends........................................        1,844           16,303            24            211
Redeemed.........................................................       (5,403)         (47,845)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      106,037          932,988         4,310         38,669
                                                                   -----------   --------------   -----------   ------------
Net decrease in Fund.............................................   (1,346,438)  $  (11,893,088)   (1,654,390)  $(15,013,234)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Fund utilized approximately $1,167,000 of its net capital loss carryover. At October 31, 1998, the Fund had a net capital loss carryover of approximately $4,160,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences attributable to foreign

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $1,683,462.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

On October 29, 1998, the Trustees of the Fund and the Board of Directors of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") approved a reorganization plan ("the Plan") whereby Global Short-Term would be merged into the Fund. The Plan is subject to the consent of Global Short-Term's shareholders. If approved, the assets of Global Short-Term would be combined with the assets of the Fund and shareholders of Global Short-Term would become Class A shareholders of the Fund, receiving Class A shares of the Fund equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               FOR THE YEAR ENDED OCTOBER 31
                  -------------------------------------------------------
                    1998++     1997*++     1996        1995       1994
-------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $     9.03  $    9.33  $    9.08  $     8.55  $    9.39
                       -----  ---------  ---------       -----  ---------

Net investment
 income..........       0.53       0.55       0.60        0.55       0.55

Net realized and
 unrealized gain
 (loss)..........       0.20       0.07       0.48        0.48      (0.92)
                       -----  ---------  ---------       -----  ---------

Total from
 investment
 operations......       0.73       0.62       1.08        1.03      (0.37)
                       -----  ---------  ---------       -----  ---------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.64)     (0.92)     (0.83)      (0.50)     (0.22)
   Paid-in-capital...     --     --         --          --          (0.25)
                       -----  ---------  ---------       -----  ---------

Total dividends
 and
 distributions...      (0.64)     (0.92)     (0.83)      (0.50)     (0.47)
                       -----  ---------  ---------       -----  ---------

Net asset value,
 end of period... $     9.12  $    9.03  $    9.33  $     9.08  $    8.55
                       -----  ---------  ---------       -----  ---------
                       -----  ---------  ---------       -----  ---------

TOTAL INVESTMENT
RETURN+..........       8.61%      7.05%     12.60%      12.45%     (3.99)%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........       2.07%(1)      2.02%      1.96%       1.93%      1.91%

Net investment
 income..........       6.01%(1)      6.07%      6.39%       6.21%      5.87%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 thousands.......    $81,611    $94,556   $114,022    $138,165   $179,563

Portfolio
 turnover rate...        309%       345%       263%        254%       229%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                        OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES++
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.02            $  8.97
                                                                              -----              -----
Net investment income.................................................         0.59               0.15
Net realized and unrealized gain......................................         0.20               0.05
                                                                              -----              -----
Total from investment operations......................................         0.79               0.20
                                                                              -----              -----
Less dividends from net investment income.............................        (0.70)             (0.15)
                                                                              -----              -----
Net asset value, end of period........................................      $  9.11            $  9.02
                                                                              -----              -----
                                                                              -----              -----
TOTAL INVESTMENT RETURN+..............................................         9.16%              2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.45%(3)           1.46%(2)
Net investment income.................................................         6.63%(3)           6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,227               $682
Portfolio turnover rate...............................................          309%               345%

CLASS C SHARES++
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.02            $  8.97
                                                                              -----              -----
Net investment income.................................................         0.53               0.14
Net realized and unrealized gain......................................         0.20               0.05
                                                                              -----              -----
Total from investment operations......................................         0.73               0.19
                                                                              -----              -----
Less dividends from net investment income.............................        (0.64)             (0.14)
                                                                              -----              -----
Net asset value, end of period........................................      $  9.11            $  9.02
                                                                              -----              -----
                                                                              -----              -----
TOTAL INVESTMENT RETURN+..............................................         8.62%              2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.07%(3)           2.00%(2)
Net investment income.................................................         6.01%(3)           5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $234               $111
Portfolio turnover rate...............................................          309%               345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                        OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------

CLASS D SHARES++

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  9.03            $  8.97
                                                                              -----              -----

Net investment income.................................................         0.72               0.16

Net realized and unrealized gain......................................         0.09               0.05
                                                                              -----              -----

Total from investment operations......................................         0.81               0.21
                                                                              -----              -----

Less dividends from net investment income.............................        (0.72)             (0.15)
                                                                              -----              -----

Net asset value, end of period........................................      $  9.12            $  9.03
                                                                              -----              -----
                                                                              -----              -----

TOTAL INVESTMENT RETURN+..............................................         9.41%              2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.22%(3)           1.16%(2)

Net investment income.................................................         6.86%(3)           6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,006                $39

Portfolio turnover rate...............................................          309%               345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME
TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), formerly Dean Witter World Wide Income Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 20, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
WORLD WIDE
INCOME TRUST


[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1998